UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2005

BARNES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-04801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06011-0489
(Address of principal executive offices)	(Zip Code)

(860) 583-7070

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On July 25, 2005, Barnes Group Inc. (“Barnes”) issued a press release announcing its offer to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933, as amended (“Securities Act”), of $85 million aggregate principal amount of its Convertible Senior Subordinated Notes due 2025. A copy of this press release is filed herewith as Exhibit 99.1.

Barnes is filing the historical annual financial information included in this Current Report on Form 8-K solely to show the effects on prior periods of Barnes’ election to apply a change in accounting method from the Last-In, First-Out (“LIFO”) method of inventory valuation to the First-In, First-Out (“FIFO”) method effective January 1, 2005.

Under Securities and Exchange Commission (“SEC”) requirements, previously issued financial statements that are incorporated by reference in subsequent Securities Act filings are required to be restated to reflect the change in accounting method described above. The accounting method for determining the cost of certain U.S. inventories was appropriate in Barnes’ 2004 Annual Report on Form 10-K (the “2004 Form 10-K”) as this change in method was not made until January 1, 2005. Therefore, the filing of this Form 8-K is not an amendment to the 2004 Form 10-K.

Other than to file the press release filed as Exhibit 99.1 herewith, and to reflect the change in accounting method from LIFO to FIFO, disclose the subsequent event to terminate our 45% investment in NHK-Associated Spring Suspension Components, Inc. and file a Computation of Ratio of Earnings to Fixed Charges for the five years ended December 31, 2004 through 2000, this Form 8-K does not update any other information that was previously reported in the 2004 Form 10-K, including any forward-looking statements which were made when the 2004 Form 10-K was filed on February 28, 2005.

Exhibit 99.2 to this Form 8-K replaces Item 6 “Selected Financial Data,” Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Item 8 “Financial Statements and Supplementary Data” of Part II of the 2004 Form 10-K. The consolidated financial statements in Item 8, conformed for the changes discussed above, will become Barnes’ historical consolidated financial statements.

Except as specifically set forth herein, this information does not reflect any other events occurring after the original filing date of the 2004 Form 10-K on February 28, 2005. For a discussion of events and developments subsequent to the original filing date of the 2004 Form 10-K, please refer to the reports and other information Barnes has filed with the SEC since that date, including Barnes’ Quarterly Report on Form 10-Q for the period ended March 31, 2005.

Item 9.01

Financial Statements and Exhibits

Exhibit 12.1: Statement Regarding Computation of Ratio of Earnings to Fixed Charges

Exhibit 23.1: Consent of Independent Registered Public Accounting Firm

Exhibit 99.1: Press Release dated July 25, 2005, titled “Barnes Group Announces its Intention to Offer Convertible Notes Under Rule 144A”

Exhibit 99.2: Items 6, 7 and 8 of Part II of the Barnes’ Annual Report on Form 10-K, as revised, for the year ended December 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2005	BARNES GROUP INC.
(Registrant)

	By:	/s/ William C. Denninger
William C. Denninger Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Press Release dated July 25, 2005, titled “Barnes Group Announces its Intention to Offer Convertible Notes Under Rule 144A”

99.2	Items 6, 7 and 8 of Part II of the Barnes’ Annual Report on Form 10-K, as revised, for the year ended December 31, 2004